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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                            Securities Act of 1934



Date of Report (Date of earliest event reported):  September 5, 1997

                             BOSTON CHICKEN, INC.
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            (Exact name of registrant as specified in this charter)


Delaware                             0-22802                          36-3904053
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                      File No.)               Identification No.)
incorporation)



     14103 Denver West Parkway, P.O. Box 4086, Golden, Colorado 80401-4086
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                   (Address of principal executive offices)


                                (303) 278-9500
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             (Registrant's telephone number, including area code)


                                Not applicable
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         (Former name or former address, if changes since last report)
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Item 5.   Other Events.

     As of September 5, 1997, Boston Chicken, Inc. (the "Company") received from its lenders a waiver of compliance with the financial covenant in the Company's senior credit facilities requiring systemwide gross weekly per store average ("WPSA") revenue of not less than $20,500 per accounting period. The waiver (a) waives the Company's compliance with the covenant during the accounting period ended September 7, 1997 and (b) modifies the covenant to require the Company to maintain systemwide net WPSA revenue of not less than (i) $17,750 during the accounting period ending October 5, 1997 and (ii) $18,000 during the accounting period ending November 2, 1997, which reflects levels more consistent with recent systemwide net WPSA revenue levels. During this two month period, the Company has agreed not to draw more than $45 million under its $110 million senior revolving credit facility. There is currently no principal balance outstanding under the senior revolving credit facility. Based upon this modification, the Company believes that it will not violate the modified covenant.

     Certain statements in this report constitute "forward-looking statements" and involve risks, uncertainties and other factors which may cause the actual results and the performance of the Company, its area developers and franchisees, and its and their Boston Market stores to be materially different from the results, performance or achievements expressed or implied by such statements. Such factors include, among others: availability and cost of capital; success of operating initiatives; development and operating costs; area developers' adherence to development schedules; advertising and promotional efforts; store performance; adverse publicity; changes in business strategy, including the possible integration of fresh, chilled prepared foods in the Boston Market concept; changes in development plans; availability, locations, and terms of sites for store development; and other factors set forth in the Company's filings with the Securities and Exchange Commission.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Exhibits. See Exhibit Index appearing elsewhere herein, which is incorporated herein by such reference.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 15, 1997

                                BOSTON CHICKEN, INC.


                                By:          /s/ Mark W. Stephens
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                                    Mark W. Stephens
                                    Vice Chairman of the Board and Chief
                                       Financial Officer
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                                 EXHIBIT INDEX


Exhibit
Number                                 Exhibits
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10.1      Waiver of Compliance to Facilities Agreement dated as of September 5,
          1997, by and between the Company, Bank of America National Trust and Savings Association, as agent for the Lenders and the Issuing Lender, and General Electric Capital Corporation, for itself and as agent for the Lease Participants.